SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) March 7, 2002





                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)



           Delaware                      000-31989               54-1987541
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      (State or other              (Commission File No.)     (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)



                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 221826
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (703) 761-3700

Item 5.  Other Events
         -------------

         On March 7, 2002, Convera Corporation ("Convera") acquired Semantix Inc., a private software technology development company specializing in cross-lingual processing and computational linguistics technology, for 900,000 restricted shares of Convera common stock. Semantix becomes a wholly owned subsidiary of Convera under the name "Convera Canada Inc." and functions as a research and development center based in Montreal, Canada.

         Convera also issued a press release on March 7, 2002 in connection with the purchase of Semantix Inc. The Press Release is attached hereto as Exhibit 99.1

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                   CONVERA CORPORATION


                                   By:/s/ Patrick C. Condo
                                   --------------------------------------------
                                   Patrick C. Condo
                                   President and Chief Executive Officer



Date:  March 15, 2002

                                                                   EXHIBIT 99.1


                         CONVERA ACQUIRES SEMANTIX INC.


       Acquisition Provides Significant Language Development Technologies to Convera, Cross-Lingual Search Capabilities to Convera Customers


VIENNA, Va., March 7, 2002 -- Convera (Nasdaq: CNVR) today announced that it has acquired Semantix Inc., a private software technology development company specializing in cross-lingual processing and computational linguistics technology. The acquisition of Semantix, including its engineering personnel and intellectual property, is expected to help Convera derive greater revenues through the direct sales of language modules to new and existing customers. In addition, the Semantix acquisition broadens the linguistic capabilities of the Convera RetrievalWare(R) search and retrieval technology, specifically in the areas of cross-lingual search and the continued development of language capabilities to support the needs of specialized vertical markets, such as the government intelligence community.

With the addition of Semantix's cross-lingual search capability, Convera becomes the first search vendor to offer a commercial, off-the-shelf solution that allows users to enter a search request in one language and actually receive relevant result documents in several different languages (i.e., submit a search in English, receive relevant English, French, Spanish and German documents). Convera's tightly integrated cross-lingual search capability is an enhancement to the new version of RetrievalWare, version 7.0, expected to be launched later this month.

Convera acquired Semantix for 900,000 restricted shares of Convera common stock. Semantix becomes a wholly owned subsidiary of Convera under the name "Convera Canada Inc." and functions as a research and development center based in Montreal, Canada. Former shareholders of Semantix are subject to lock-up agreements that track the restrictions of Rule 144. The acquisition is not expected to materially affect Convera's annual operating expenses.

The Semantix acquisition also strengthens Convera's engineering capability through the addition of Francis Malka, Semantix chief technology officer and founder, who will join Convera as its vice president of advanced technologies. Malka will add significant depth to Convera's research and development team by applying his expertise in linguistics to helping build solutions for enterprise and government customers that access, utilize and manage unstructured information in multiple languages and in specialized vertical fields.

"We are excited to have Francis and his team join Convera," said Pat Condo, president and CEO of Convera. "Through this acquisition, Convera gains additional products it can sell to new and current customers and a group of software professionals skilled in language development technologies that can help us drive new product development and realize new competitive advantages."

About Convera's RetrievalWare(R)

Convera's RetrievalWare is a high-performance intelligent search system that allows broad flexibility and scalability for implementation across corporate intranets and extranets. Convera's RetrievalWare enables users to index and search a wide range of distributed information resources, including text files, HTML, XML, over 200 proprietary document formats (such as word processors and publishing systems), relational database tables, document management systems and groupware repositories. Advanced search capabilities include concept and keyword searching, pattern searching and query-by-example. Convera's RetrievalWare excels in distributed client/server environments with hundreds or thousands of users, documents, images and/or multiple media assets. RetrievalWare is the industry's most advanced search and retrieval solutions based on its ability to search the broadest range of information repositories, handle information in multiple languages, deliver the most relevant information on any subject, and present the information in a way that knowledge workers can use most efficiently.


About Convera

Convera is a leading provider of software products that access, organize and utilize enterprise data, whether text, video, audio or image files. Convera's advanced technologies and products enable organizations to optimize the value of all their content, establishing an information infrastructure that effortlessly scales to provide large numbers of users with fast, accurate, web-enabled access to all relevant information for a broad range of business critical applications including enterprise portals, knowledge management, customer relationship management and many more. For more information, contact Convera at 800-788-7758, via e-mail at info@convera.com or on the Web at www.convera.com.


This release, including any statements from Convera personnel, contains statements about Convera's future expectations, performance, plans, and prospects, as well as assumptions about future events. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including without limitation, business and economic conditions and trends; continued success in technological advances; possible disruption in commercial activities caused by terrorist activity and armed conflict, such as changes in logistics and security arrangements; reduced customer demand relative to expectations; competitive factors; and other risk factors listed from time to time in the company's SEC reports.

Actual results may differ materially from our expectations as the result of these and other important factors relating to Convera's business and product development efforts, which are further described in Convera's filings with the Securities and Exchange Commission. These filings can be obtained from the SEC's website located at www.sec.gov.

Any forward-looking statements are based on information available to Convera on the date of this release, and Convera assumes no obligation to update such statements.

Convera(TM), the Convera design logo, RetrievalWare(R), and Screening Room(R) are worldwide trademarks of Convera Corporation or its wholly owned subsidiary, Convera Technologies, Inc. All other marks contained herein are trademarks of third parties.

Contact:
     Convera Corporation
     Investor Relations:
     Dan Agan, 703/761-3700
     dagan@convera.com
      or
     Media:
     John Murray, 703/761-3700
     jmurray@convera.com